SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 29, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                      333-61840               13-3320910
-------------------------------        ------------          -------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
          ---------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

_______________________________________________________________________________

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Brown & Wood LLP.

         8.1      Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.


                                           By: /s/ Steve Warjanka
                                               --------------------------------
                                               Name:  Steve Warjanka
                                               Title: Vice President



Dated:  January 18, 2002

                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

5.1      Legality Opinion of Brown & Wood LLP                                5

8.1      Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)           5

23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)      5

                                                          Exhibits 5.1 and 8.1
                                                          --------------------

                        SIDLEY AUSTIN BROWN & WOOD LLP
                               875 Third Avenue
                           New York, New York 10022
                           Telephone: (212) 906-2000
                           Facsimile: (212) 906-2021


                                                             November 29, 2001

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York  10010



          RE: Credit Suisse First Boston Mortgage Securities Corp. Mortgage-Backed Pass-Through Certificates, Series 2001-AR24
               -----------------------------------------------------------

Ladies and Gentlemen:

     We have acted as counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Company"), in connection with the issuance of the Mortgage-Backed Pass-Through Certificates of the above-referenced Series (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, First Union National Bank, as trustee (the "Trustee"), DLJ Mortgage Capital, Inc., as seller, HomeSide Lending, Inc., as a servicer, Vesta Servicing, L.P., as a servicer and special servicer, Chase Manhattan Mortgage Corporation, as a servicer and master servicer, and JPMorgan Chase Bank, as trust administrator.

     The Certificates will consist of twelve Classes and will represent the entire beneficial ownership interest a trust consisting primarily of four groups of conventional, adjustable-rate mortgage loans (the "Mortgage Loans"), secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

     Based upon the foregoing, we are of the opinion that:

1. The Pooling and Servicing Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company, in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

2. Assuming that the Certificates have been duly and validly executed and authenticated in the manner contemplated in the Agreement, when delivered and paid for by the purchasers thereof, the Certificates will be validly issued and outstanding and entitled to the benefits of the Agreement.

3. As of the Closing Date, each REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming (i) an election is made to treat the assets of each REMIC as a REMIC, (ii) compliance with the Pooling and Servicing Agreement, and
   (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder. Each Class of Certificates (other than the Class R Certificates) represents ownership of regular interests in the Master REMIC. The Class R Certificates represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling and Servicing Agreement. In addition, the rights of the Class IV-A, Class IV-M-1, Class IV-M-2 and Class IV-B Certificates to receive Basis Risk Shortfall payments represent contractual rights separate from the regular interests represented by such classes with the meaning of Treasury regulation section 1.860G-2(i).

     The opinion set forth in paragraph 3 is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York.

     We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.


                                      Very truly yours,


                                      /s/ SIDLEY AUSTIN BROWN & WOOD LLP
                                      ----------------------------------
                                      SIDLEY AUSTIN BROWN & WOOD LLP